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                                                                   EXHIBIT 10.47


January 26, 2001

Infogrames, Inc.
417 Fifth Avenue
New York, New York 10017

Dear Sir or Madam:

         Reference is hereby made to the purchase of Hasbro Interactive, Inc. (now known as Infogrames Interactive, Inc.), Games.com, Inc., Atari Interactive, Inc. and certain other companies, by the undersigned, which was consummated on or about January 26, 2001 (the "Transaction"). The undersigned acknowledges that, at its request, Infogrames, Inc. ("II") assisted the undersigned during the Transaction to successfully complete the Transaction.

         The undersigned hereby agrees to pay a total one-time fee of one million dollars (US$1,000,000) to II in consideration for II's services rendered to the undersigned in connection with the Transaction as described above, which payment will be made in accordance with II's instructions.


                                     Very truly yours,

                                     INFOGRAMES ENTERTAINMENT S.A.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



TERMS HEREOF AGREED TO AND ACKNOWLEDGED BY:

INFOGRAMES, INC.

By:
    ---------------------------------------
    Name:
    Title: